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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  December 11, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor)


                        FINANCIAL ASSET SECURITIES CORP.
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     (Exact name of registrant as specified in its charter)


         Delaware                333-29381       06-1442101
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(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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Item 5.  Other Events.
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Filing of Derived Materials.
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     In connection  with the  offering of  the New Century  Home Equity  Loan
Trust,  Series   1997-NC6,  Asset   Backed  Pass-Through  Certificates   (the
"Certificates")  Greenwich  Capital  Markets,  Inc.  as  underwriter  of  the
Certificates  (the  "Underwriter"),  has   prepared  certain  materials  (the
"Derived Materials") for distribution to their potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not
participate in the  preparation of the Derived Materials.   Concurrently with
the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing certain computational materials by paper filing on Form SE.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.



Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     The following is filed herewith.  The exhibit number   corresponds  with
Item 601(b) of Regulation S-K.

     Exhibit No.              Description
     -----------              -----------
     99                       Computational Materials filed on
                              Form SE dated December 11, 1997





                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Peter McMullin
                                  ---------------------
                                      Peter McMullin




Dated:  December 11, 1997




                                Exhibit Index
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Exhibit                                                                 Page
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99.  Computational Materials filed                                        6
     on Form SE dated December 11, 1997.